UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2024

AMERICA’S CAR-MART, INC.

(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1805 North 2nd Street, Suite 401, Rogers, Arkansas 72756

(Address of principal executive offices, including zip code)

(479) 464-9944

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRMT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 16, 2024, America’s Car-Mart, Inc., a Texas corporation (the “Company”), and its subsidiaries, Colonial Auto Finance, Inc., an Arkansas corporation (“Colonial”), America’s Car Mart Inc., an Arkansas corporation (“ACM”), and Texas Car-Mart, Inc., a Texas corporation (“TCM” and collectively with Colonial and ACM, the “Borrowers”), entered into Amendment No. 8 to the Third Amended and Restated Loan and Security Agreement (the “Agreement”), dated as of September 30, 2019, by and among the Company, Colonial, ACM, TCM and a group of lenders, as previously amended on October 29, 2020, February 10, 2021, September 29, 2021, April 22, 2022, February 22, 2023, February 28, 2024, and July 12, 2024.

Amendment No. 8 to the Agreement (the “Amendment”) makes certain adjustments and modifications to the terms of the Agreement to, among other things, reduce the total permitted borrowings under the revolving line of credit by $20 million to $320 million. Under the Amendment, the Company will be required, after October 15, 2024, to maintain a minimum amount available to be drawn under the credit facilities, based on eligible finance receivables and inventory, of $20 million. If the outstanding principal balance under the line of credit equals or exceeds $300 million, the Company will be required to maintain a minimum availability of $50 million. The Amendment provides that the Company will use the net proceeds of any junior capital raise of $50 million or more to pay down the then outstanding principal balance of the line of credit and will pay a fee to the lenders of 0.10% of the total permitted borrowings under the line of credit if the Company has not completed such a capital raise by October 31, 2024. The Amendment also makes certain modifications to the fixed charge coverage ratio covenant under the Agreement and restricts the Company from making future repurchases of its common stock, along with the agreement’s existing restrictions on other distributions to the Company’s shareholders. In addition, the Amendment adds Colonial Underwriting, Inc., an Arkansas corporation, as a new guarantor.

Certain members of the lending group under the Agreement, or their respective affiliates, have or may have various relationships with the Company and its subsidiaries involving the provision of a variety of financial services, including treasury management, commercial banking, trust, financial advisory or other financial and commercial services, for which they received, or will receive, customary fees and expenses.

The above description is a summary and is qualified in its entirety by the Amendment, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On September 16, 2024, the Company’s principal operating subsidiary, ACM, and a special purpose subsidiary of the Company also entered into an amendment to the loan and security agreement for the Company’s amortizing warehouse loan facility that amends the fixed charge coverage ratio covenant under that agreement consistent with Amendment No. 8 to the Company’s revolving credit agreement and modifies certain other financial covenants under the warehouse agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Third Amended and Restated Loan and Security Agreement dated September 30, 2019, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with BMO Harris Bank, N.A., as Agent, Lead Arranger and Book Manager (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 1, 2019).

10.2	Amendment No. 1 to Third Amended and Restated Loan and Security Agreement dated October 29, 2020, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with BMO Harris Bank, N.A., as Agent, Lead Arranger and Book Manager (Incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 4, 2020).

10.3	Amendment No. 2 to Third Amended and Restated Loan and Security Agreement dated February 10, 2021, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with BMO Harris Bank, N.A., as Agent, Lead Arranger and Book Manager (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 16, 2021).

10.4	Amendment No. 3 to Third Amended and Restated Loan and Security Agreement dated September 29, 2021, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with BMO Harris Bank, N.A., as Agent, Lead Arranger and Book Manager (Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on September 30, 2021).

10.5	Amendment No. 4 to Third Amended and Restated Loan and Security Agreement dated April 22, 2022, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with BMO Harris Bank, N.A., as Agent, Lead Arranger and Book Manager (Incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the SEC on April 27, 2022).

10.6	Amendment No. 5 to Third Amended and Restated Loan and Security Agreement and Limited Waiver dated February 22, 2023, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with BMO Harris Bank, N.A., as Agent, Lead Arranger, and Book Manager (Incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the SEC on March 1, 2023).

10.7	Amendment No. 6 to Third Amended and Restated Loan and Security Agreement and Limited Waiver dated February 28, 2024, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., a Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with BMO Harris Bank, N.A., as Agent, Lead Arranger, and Book Manager (Incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the SEC on March 5, 2024).

10.8	Amendment No. 7 to Third Amended and Restated Loan and Security Agreement and Limited Waiver dated July 12, 2024, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., a Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with BMO Harris Bank, N.A., as Agent, Lead Arranger, and Book Manager (Incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed with the SEC on July 18, 2024).

10.9	Amendment No. 8 to Third Amended and Restated Loan and Security Agreement and Joinder dated September 16, 2024, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., a Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with BMO Harris Bank, N.A., as Agent, Lead Arranger, and Book Manager.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America’s Car-Mart, Inc.

Date: September 18, 2024	/s/ Vickie D. Judy
Vickie D. Judy
Chief Financial Officer
(Principal Financial Officer)